CREDIT PARTY PLEDGE AGREEMENT

         THIS CREDIT PARTY PLEDGE AGREEMENT (this "Pledge Agreement") is entered into as of June 8, 2007, among RIVIERA HOLDINGS CORPORATION, a Nevada corporation (the "Borrower"), certain Domestic Subsidiaries of the Borrower from time to time party hereto (individually a "Guarantor" and collectively the "Guarantors"), RIVIERA GAMING MANAGEMENT, INC., a Nevada corporation (together with the Guarantors and the Borrower, individually a "Pledgor" and collectively the "Pledgors") and WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent under the Credit Agreement referred to below (in such capacity, the "Administrative Agent") for the several banks and other financial institutions as may from time to time become parties to such Credit Agreement (individually a "Lender" and collectively the "Lenders").

                                    RECITALS

         WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof (as amended, modified, extended, restated, replaced, or supplemented from time to time, the "Credit Agreement"), among the Borrower, the Guarantors, the Lenders party thereto and the Administrative Agent, the Lenders have agreed to make Loans and to issue and/or acquire participation interests in Letters of Credit upon the terms and subject to the conditions set forth therein; and

         WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and the obligations of the Lenders to make their respective Loans and to issue and/or acquire participation interests in Letters of Credit under the Credit Agreement that the Pledgors shall have executed and delivered this Pledge Agreement to the Administrative Agent for the ratable benefit of the Lenders.

         NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement, and the following terms that are defined in the Uniform Commercial Code from time to time in effect in the State of New York (the "UCC") are used herein as so defined: Certificated Security, Control, Entitlement Order, Financial Asset, Investment Company Security, Securities Account, Security, Security Entitlement, Securities Intermediary and Uncertificated Security. For purposes of this Pledge Agreement, the term "Lender" shall include any Hedging Agreement Provider.

         2. Pledge and Grant of Security Interest. To secure the prompt payment and performance in full when due, whether by lapse of time or otherwise, of the Secured Obligations (as defined in Section 3 hereof), each Pledgor hereby pledges and grants to the Administrative Agent, for the ratable benefit of the Lenders, a continuing security interest in any and all right, title and interest of such Pledgor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the "Pledged Collateral"):

                  (a) Pledged Equity Interest. (i) 100% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding Equity Interest owned by such Pledgor of each Domestic Subsidiary set forth on
         Schedule 2(a) attached hereto and (ii) 65% (or, if less, the full amount owned by such Pledgor) of each class of the issued and outstanding Equity Interest entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) ("Voting Equity") and 100% (or, if less, the full amount owned by such Pledgor) of each class of the issued and outstanding Equity Interest not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) ("Non-Voting Equity") owned by such Pledgor of each first-tier Foreign Subsidiary set forth on Schedule 2(a) attached hereto (collectively, together with the Equity Interest and other interests described in clauses (y) and (z) and in Sections 2(b) and 2(c) below, the "Pledged Equity Interest"), including, but not limited to, the following:

                           (y) subject to the percentage restrictions described
                  above and in Section 2(b) below, all shares, securities, membership interests or other equity interests representing a dividend on any of the Pledged Equity Interest, or representing a distribution or return of capital upon or in respect of the Pledged Equity Interest, or resulting from a stock split, revision, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to the holder of, or otherwise in respect of, the Pledged Equity Interest; and

                           (z) subject to the percentage restrictions described
                  above and in Section 2(b) below and without affecting the obligations of the Pledgors under any provision prohibiting such action hereunder or under the Credit Agreement, in the event of any consolidation or merger involving the issuer of any Pledged Equity Interest and in which such issuer is not the surviving entity, all shares of each class of the Equity Interest of the successor entity formed by or resulting from such consolidation or merger.

                  (b) Additional Interests. (i) 100% (or, if less, the full amount owned by such Pledgor) of each class of the issued and outstanding Equity Interest of any Person which hereafter becomes a Domestic Subsidiary and (ii) 65% (or, if less, the full amount owned by such Pledgor) of the Voting Equity and 100% (or, if less, the full amount owned by such Pledgor) of the Non-Voting Equity of any Person which hereafter becomes a first-tier Foreign Subsidiary, including, without limitation, the certificates representing such Equity Interest.

                  (c) Other Equity Interests. Subject to the percentage restrictions described above, any and all other Equity Interest or other equity interests owned by the Pledgors in any Domestic Subsidiary or any first-tier Foreign Subsidiary.

                  (d) Proceeds. All proceeds and products of the foregoing, however and whenever acquired and in whatever form.

                  (e) Gaming Person. Notwithstanding anything herein to the contrary, in the event that any Pledged Collateral hereafter acquired by the Pledgors or any of them consists of Equity Interests in a Person that is licensed by, or registered as a holding company with, any Gaming Authority, this Pledge Agreement with respect to such Pledged Collateral shall be subject to the mandatory provisions of the Gaming Laws and, depending on the Gaming Authority, may not be effective as to such Pledged Collateral until the prior approval of such Gaming Authority is obtained.

         Without limiting the generality of the foregoing, it is hereby specifically understood and agreed that a Pledgor may from time to time hereafter pledge and deliver additional shares of Equity Interest or other interests to the Administrative Agent as collateral security for the Secured Obligations. Upon such pledge and delivery to the Administrative Agent, such additional shares of Equity Interest or other interests shall be deemed to be part of the Pledged Collateral of such Pledgor and shall be subject to the terms of this Pledge Agreement whether or not Schedule 2(a) is amended to refer to such additional shares.

         3. Security for Secured Obligations. The security interest created hereby in the Pledged Collateral of each Pledgor constitutes continuing collateral security for all of the following, whether now existing or hereafter incurred (the "Secured Obligations"): (a) all of the Credit Party Obligations (including obligations under Secured Hedging Agreements), howsoever evidenced, created, incurred or acquired, whether primary, secondary, direct, contingent, or joint and several and (b) all expenses and charges, legal and otherwise, incurred by the Administrative Agent, the Lenders and/or the Hedging Agreement Providers in collecting or enforcing any of the Credit Party Obligations or in realizing on or protecting any security therefor, including without limitation, the security granted hereunder.

         4. Delivery of the Pledged Collateral; Perfection of Security Interest. Each Pledgor hereby agrees that:

                  (a) Delivery of Certificates and Instruments. Each Pledgor shall deliver as security to the Administrative Agent (or an agent of the Administrative Agent) (i) simultaneously with or prior to the execution and delivery of this Pledge Agreement, all certificates representing the Pledged Equity Interest owned by such Pledgor and (ii) promptly upon the receipt thereof by or on behalf of a Pledgor, all other certificates and instruments constituting Pledged Collateral owned by a Pledgor. Prior to delivery to the Administrative Agent, all such certificates and instruments constituting Pledged Collateral of a Pledgor shall be held in trust by such Pledgor for the benefit of the Administrative Agent pursuant hereto. All such certificates shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in Exhibit A attached hereto.

                  (b) Additional Securities. Subject to the percentage restrictions set forth in Section 2, if such Pledgor shall receive by virtue of its being or having been the owner of any Pledged Collateral, any (i) certificate, including without limitation, any certificate representing a dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares of Equity Interest, stock splits, spin-off or split-off, promissory notes or other instruments; (ii) option or right, whether as an addition to, substitution for, or an exchange for, any Pledged Collateral or otherwise; (iii) dividends payable in Equity Interest; or (iv) distributions of Equity Interest or other equity interests in connection with a partial or total liquidation, dissolution or reduction of capital, capital surplus or paid-in surplus, then such Pledgor shall receive such certificate, instrument, option, right or distribution in trust for the benefit of the Administrative Agent, shall segregate it from such Pledgor's other property and shall deliver it forthwith to the Administrative Agent in the exact form received accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in Exhibit A attached hereto, to be held by the Administrative Agent as Pledged Collateral and as further collateral security for the Secured Obligations.

                  (c) Financing Statements; Other Perfection Actions. Each Pledgor hereby authorizes the Administrative Agent to prepare and file such financing statements (including continuation statements) or amendments thereof or supplements thereto or other instruments as the Administrative Agent may from time to time deem reasonably necessary or appropriate in order to perfect and maintain the security interests granted hereunder in accordance with the UCC, including, without limitation, any financing statement that describes the Pledged Collateral as "all personal property" or "all assets" of such Pledgor or that describes the Pledged Collateral in some other manner as the Administrative Agent deems necessary or advisable. Each Pledgor shall also execute and deliver to the Administrative Agent and/or file such agreements, assignments or instruments (including affidavits, notices, reaffirmations, amendments and restatements of existing documents, and any documents as may be necessary if the law of any jurisdiction other than New York becomes or is applicable to the Collateral or any portion thereof, in each case as the Administrative Agent may reasonably request) and do all such other things as the Administrative Agent may reasonably deem necessary or appropriate (i) to assure to the Administrative Agent its security interests hereunder are perfected, including such financing statements (including continuation statements) or amendments thereof or supplements thereto or other instruments as the Administrative Agent may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the UCC and any other personal property security legislation in the appropriate jurisdictions, (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Administrative Agent of its rights and interests hereunder. Each Pledgor agrees to mark its books and records (and to cause the issuer of the Pledged Equity Interest of such Pledgor to mark its books and records) to reflect the security interest of the Administrative Agent in the Pledged Collateral.

                  (d) Provisions Relating to Uncertificated Securities, Security Entitlements and Securities Accounts. The Pledgors shall promptly notify the Administrative Agent of any Pledged Collateral consisting of an Uncertificated Security or a Security Entitlement or any Pledged Collateral held in a Securities Account. With respect to any such Pledged Collateral, (a) the applicable Pledgor and the applicable issuer of the Uncertificated Security or the applicable Securities Intermediary shall enter into, upon the request of the Administrative Agent, an agreement with the Administrative Agent granting Control to the Administrative Agent over such Pledged Collateral, such agreement to be in form and substance reasonably satisfactory to the Administrative Agent and (b) the Administrative Agent shall be entitled, upon the occurrence and during the continuance of a Default or an Event of Default, to notify the applicable issuer of the Uncertificated Security or the applicable Securities Intermediary that it should follow the instructions or the Entitlement Orders, respectively, of the Administrative Agent and no longer follow the instructions or the Entitlement Orders, respectively, of the applicable Pledgor. Upon receipt by a Pledgor of notice from a Securities Intermediary of its intent to terminate the Securities Account of such Pledgor held by such Securities Intermediary, prior to the termination of such Securities Account the Pledged Collateral in such Securities Account shall be (i) transferred to a new Securities Account, upon the request of the Administrative Agent, which shall be subject to a control agreement as provided above or (ii) transferred to an account held by the Administrative Agent (in which it will be held until a new Securities Account is established).

         5. Representations and Warranties. Each Pledgor hereby represents and warrants to the Administrative Agent, for the benefit of the Lenders, that so long as any of the Secured Obligations (other than contingent indemnity obligations that survive termination of the Credit Documents pursuant to the stated terms thereof) remain outstanding, any Credit Document or Secured Hedging Agreement is in effect, and until all of the Commitments shall have been terminated:

                  (a) Authorization of Pledged Equity Interest. The Pledged Equity Interest is duly authorized and validly issued, is fully paid and nonassessable and is not subject to the preemptive rights of any Person. All other shares of Equity Interest or other interests constituting Pledged Collateral are duly authorized and validly issued, fully paid and nonassessable and not subject to the preemptive rights of any Person.

                  (b) Title. Each Pledgor has good and indefeasible title to the Pledged Collateral of such Pledgor and will at all times be the legal and beneficial owner of such Pledged Collateral free and clear of any Lien, other than Permitted Liens. There exists no "adverse claim" within the meaning of Section 8-102 of the UCC with respect to the Pledged Equity Interest of such Pledgor.

                  (c) Exercising of Rights. Other than necessary approvals from the applicable Gaming Authorities, the exercise by the Administrative Agent of its rights and remedies hereunder will not violate any law or governmental regulation or any material contractual restriction binding on or affecting a Pledgor or any of its property.

                  (d) Pledgor's Authority. No authorization, approval or action by, and no notice or filing with any Governmental Authority, the issuer of any Pledged Equity Interest or third party is required (other than any of the foregoing which have already been obtained or made and the Colorado Gaming Notice) either (i) for the pledge made by a Pledgor or for the granting of the security interest by a Pledgor pursuant to this Pledge Agreement or (ii) for the exercise by the Administrative Agent or the Lenders of their rights and remedies hereunder (except (A) as may be required by laws affecting the offering and sale of securities and (B) for necessary approvals from the applicable Gaming Authorities (none of which have been obtained or made as of the Closing Date).

                  (e) Security Interest/Priority. This Pledge Agreement creates a valid security interest in favor of the Administrative Agent for the ratable benefit of the Lenders, in the Pledged Collateral. When properly perfected by taking possession by the Administrative Agent (or an agent of the Administrative Agent) of the certificates (if any) representing the Pledged Equity Interest and all other certificates and instruments constituting Pledged Collateral the Administrative Agent shall have a first priority security interest in all certificated Pledged Equity Interest and such certificates and instruments to the extent such Pledged Collateral can be perfected by taking possession. When properly perfected by the filing of UCC financing statements in the location of each Pledgor's state of organization, the Administrative Agent shall have a first priority perfected security interest in all uncertificated Pledged Equity Interest consisting of partnership or limited liability company interests that do not constitute a Security pursuant to Section 8-103(c) of the UCC to the extent such Pledged Collateral can be perfected by the filing of a UCC financing statement. With respect to any Pledged Collateral consisting of an Uncertificated Security or a Security Entitlement or any Pledged Collateral held in a Securities Account, when properly perfected by the execution and delivery by the applicable Pledgor, the Administrative Agent and the applicable Securities Intermediary or the applicable issuer of the Uncertificated Security of an agreement granting Control to the Administrative Agent over such Pledged Collateral, the Administrative Agent shall have a first priority perfected security interest in such Pledged Collateral to the extent such Pledged Collateral can be perfected by Control.

                  (f) No Other Equity Interest. Except as set forth on Schedule 2(a) attached hereto (as updated or deemed updated from time to time in accordance with the terms hereof and of the Credit Agreement) and as set forth on Schedule 2(a) to the Gaming Pledge Agreement (as updated or deemed updated from time to time in accordance with the terms of the Gaming Pledge Agreement and of the Credit Agreement), no Pledgor owns any Equity Interest of the Borrower or any of its Domestic Subsidiaries or any of its first-tier Foreign Subsidiaries.

                  (g) Partnership and Limited Liability Company Interests. All Pledged Equity Interest consisting of a partnership or limited liability company interest constitutes a Security because the relevant limited liability company agreement or partnership agreement expressly provides that it is a Security pursuant to Section 8-103(c) of the UCC, and each such Security is a Certificated Security.

         6. Covenants. Each Pledgor hereby covenants, that so long as any of the Secured Obligations (other than contingent indemnity obligations that survive termination of the Credit Documents pursuant to the stated terms thereof) remain outstanding, any Credit Document or Secured Hedging Agreement is in effect, and until all of the Commitments shall have been terminated, such Pledgor shall:

                  (a) Defense of Title. Warrant and defend title to and ownership of the Pledged Collateral of such Pledgor at its own expense against the claims and demands of all other parties claiming an interest therein; keep the Pledged Collateral free from all Liens, other than Permitted Liens; and not sell, exchange, transfer, assign, lease or otherwise dispose of Pledged Collateral of such Pledgor or any interest therein, except as permitted under the Credit Agreement and the other Credit Documents.

                  (b) Further Assurances. Promptly execute and deliver at its expense all further instruments and documents and take all further action that may be necessary and desirable or that the Administrative Agent may request in order to (i) perfect and protect the security interest created hereby in the Pledged Collateral of such Pledgor (including, without limitation, execution and delivery of one or more control agreements reasonably acceptable to the Administrative Agent, filing of UCC financing statements and any and all other actions reasonably necessary to satisfy the Administrative Agent that the Administrative Agent has obtained a first priority perfected security interest in all Pledged Collateral); (ii) enable the Administrative Agent to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral of such Pledgor; and (iii) otherwise effect the purposes of this Pledge Agreement, including, without limitation and if requested by the Administrative Agent, delivering to the Administrative Agent irrevocable proxies in respect of the Pledged Collateral of such Pledgor.

                  (c) Amendments. Not make or consent to any amendment or other modification or waiver with respect to any of the Pledged Collateral of such Pledgor or enter into any agreement or allow to exist any restriction with respect to any of the Pledged Collateral of such Pledgor other than pursuant hereto or as may be permitted under the Credit Agreement.

                  (d) Compliance with Securities Laws. File all reports and other information now or hereafter required to be filed by such Pledgor with the United States Securities and Exchange Commission and any other state, federal or foreign agency in connection with the ownership of the Pledged Collateral of such Pledgor.

                  (e) Issuance or Acquisition of Equity Interest. Not without executing and delivering, or causing to be executed and delivered, to the Administrative Agent such agreements, documents and instruments as the Administrative Agent may reasonably require, issue or acquire any Equity Interest that consists of an interest in a partnership or a limited liability company which (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a Security governed by Article 8 of the UCC, (iii) is an Investment Company Security, (iv) is held in a Securities Account or (v) constitutes a Security or a Financial Asset.

         7. Performance of Obligations; Advances by Administrative Agent. On failure of any Pledgor to perform any of the covenants and agreements contained herein, the Administrative Agent may, at its sole option and in its sole discretion, perform or cause to be performed the same and in so doing may expend such sums as the Administrative Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Administrative Agent may make for the protection of the security interest hereof or may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Pledgors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the ABR Default Rate. No such performance of any covenant or agreement by the Administrative Agent on behalf of any Pledgor, and no such advance or expenditure therefor, shall relieve the Pledgors of any default under the terms of this Pledge Agreement, the other Credit Documents or any Secured Hedging Agreement. The Administrative Agent may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by a Pledgor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

         8. Events of Default. The occurrence of an event which under the Credit Agreement would constitute an Event of Default shall be an event of default hereunder (an "Event of Default").

         9. Remedies.

                  (a) General Remedies. Upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent shall have, in respect of the Pledged Collateral of any Pledgor, in addition to the rights and remedies provided herein, in the other Credit Documents, in any Secured Hedging Agreement or by law, the rights and remedies of a secured party under the UCC or any other applicable law.

                  (b) Sale of Pledged Collateral. Subject to necessary approvals from the applicable Gaming Authorities and upon the occurrence of an Event of Default and during the continuation thereof, without limiting the generality of this Section and without notice, the Administrative Agent may, in its sole discretion, sell or otherwise dispose of or realize upon the Pledged Collateral, or any part thereof, in one or more parcels, at public or private sales, at any exchange or broker's board or elsewhere, at such price or prices and on such other terms as the Administrative Agent may deem commercially reasonable, for cash, credit or for future delivery or otherwise in accordance with applicable law. To the extent permitted by law, any Lender may in such event, bid for the purchase of such securities. Each Pledgor agrees that, to the extent notice of sale shall be required by law and has not been waived by such Pledgor, any requirement of reasonable notice shall be met if notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed, postage prepaid, to such Pledgor, in accordance with the notice provisions of Section 9.2 of the Credit Agreement at least ten (10) days before the time of such sale. The Administrative Agent shall not be obligated to make any sale of Pledged Collateral of such Pledgor regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (c) Registration Rights. If the Administrative Agent shall determine to exercise its right to sell all or any of the Pledged Collateral, each Pledgor agrees that, subject to necessary approvals from the applicable Gaming Authorities and upon request of the Administrative Agent (which request may be made by the Administrative Agent in its sole discretion), such Pledgor will, at its own expense:

                           (i) execute and deliver, and use its best efforts to
                  cause each issuer of the Pledged Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Administrative Agent, advisable to file a registration statement covering such Pledged Collateral under the provisions of the Securities Act of 1933 and to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission applicable thereto;

                           (ii) use its best efforts to qualify the Pledged
                  Collateral under all applicable state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Pledged Collateral, as requested by the Administrative Agent;

                           (iii) cause each issuer to make available to its
                  security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act of 1933;

                           (iv) use its best efforts to do or cause to be done
                  all such other acts and things as may be necessary to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with applicable law; and

                           (v) bear all costs and expenses, including reasonable
                  attorneys' fees, of carrying out its obligations under this
                  Section 9.

         Each Pledgor further agrees that a breach of any of the covenants contained in this Section 9(c) will cause irreparable injury to the Administrative Agent, that Administrative Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 9(c) shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section 9(c) shall in any way alter the other rights of the Administrative Agent under this Pledge Agreement.

         In the event of any public sale described in this Section 9(c), each Pledgor agrees to indemnify and hold harmless the Administrative Agent and the Lenders and each of their respective directors, officers, employees and agents from and against any loss, fee, cost, expense, damage, liability or claim, joint or several, to which any such persons may become subject or for which any of them may be liable, under the Securities Act of 1933 or otherwise, insofar as such losses, fees, costs, expenses, damages, liabilities or claims (or any litigation commenced or threatened in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, registration statement, prospectus or other such document published or filed in connection with such public sale, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and will reimburse the Administrative Agent and such other persons for any legal or other expenses reasonably incurred by the Administrative Agent and such other persons in connection with any litigation, of any nature whatsoever, commenced or threatened in respect thereof (including all fees, costs and expenses whatsoever reasonably incurred by the Administrative Agent and such other persons and counsel for the Administrative Agent and such other persons in investigating, preparing for, defending against or providing evidence, producing documents or taking any other action in respect of, any such commenced or threatened litigation or any claims asserted). This indemnity shall be in addition to any liability which any Pledgor may otherwise have and shall extend upon the same terms and conditions to each person, if any, that controls the Administrative Agent or such persons within the meaning of the Securities Act of 1933.

                  (d) Private Sale. Subject to necessary approvals from the applicable Gaming Authorities and upon the occurrence of an Event of Default and during the continuation thereof, the Pledgors recognize that the Administrative Agent may deem it impracticable to effect a public sale of all or any part of the Pledged Collateral and that the Administrative Agent may, therefore, determine to make one or more private sales of any such Pledged Collateral to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner and that the Administrative Agent shall have no obligation to delay sale of any such Pledged Collateral for the period of time necessary to permit the issuer of such Pledged Collateral to register such Pledged Collateral for public sale under the Securities Act of 1933. Each Pledgor further acknowledges and agrees that any offer to sell such Pledged Collateral which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such offer may be advertised without prior registration under the Securities Act of
         1933), or (ii) made privately in the manner described above shall be deemed to involve a "public sale" under the UCC, notwithstanding that such sale may not constitute a "public offering" under the Securities Act of 1933, and the Administrative Agent may, in such event, bid for the purchase of such Pledged Collateral.

                  (e) Retention of Pledged Collateral. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent may, after providing the notices required by Sections 9-620 and 9-621 of the UCC (or any successor sections of the UCC) or otherwise complying with the notice requirements of applicable law of the relevant jurisdiction, accept or retain all or any portion of the Pledged Collateral in satisfaction of the Secured Obligations. Unless and until the Administrative Agent shall have provided such notices, however, the Administrative Agent shall not be deemed to have retained any Pledged Collateral in satisfaction of any Secured Obligations for any reason.

                  (f) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Administrative Agent or the Lenders are legally entitled, the Pledgors shall be jointly and severally liable for the deficiency, together with interest thereon at the ABR Default Rate together with the costs of collection and the reasonable fees of any attorneys employed by the Administrative Agent to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Pledgors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

                  (g) Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Pledged Collateral (including, without limitation, real and other personal property owned by a Pledgor), or by a guarantee, endorsement or property of any other Person, then the Administrative Agent shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence and during the continuation of any Event of Default, and the Administrative Agent shall have the right, in its sole discretion, to determine which rights, security, Liens, security interests or remedies the Administrative Agent shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Administrative Agent's rights or the Secured Obligations under this Pledge Agreement, under any other of the Credit Documents or under any Secured Hedging Agreement.

         10. Rights of the Administrative Agent.

                  (a) Power of Attorney. Subject to any necessary consent or approval by the applicable Gaming Authorities, each Pledgor hereby designates and appoints the Administrative Agent, on behalf of the Lenders, and each of its designees or agents as attorney-in-fact of such Pledgor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuation of an Event of Default:

                           (i) to demand, collect, settle, compromise, adjust
                  and give discharges and releases concerning the Pledged Collateral of such Pledgor, all as the Administrative Agent may reasonably determine in respect of such Pledged Collateral;

                           (ii) to commence and prosecute any actions at any
                  court for the purposes of collecting any of the Pledged Collateral and enforcing any other right in respect thereof;

                           (iii) to defend, settle, adjust or compromise any
                  action, suit or proceeding brought with respect to the Pledged Collateral and, in connection therewith, give such discharge or release as the Administrative Agent may deem reasonably appropriate;

                           (iv) to pay or discharge taxes, Liens, security
                  interests, or other encumbrances levied or placed on or threatened against the Pledged Collateral;

                           (v) to direct any parties liable for any payment
                  under any of the Pledged Collateral to make payment of any and all monies due and to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct;

                           (vi) to receive payment of and receipt for any and
                  all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Pledged Collateral of such Pledgor;

                           (vii) to sign and endorse any drafts, assignments,
                  proxies, stock powers, verifications, notices and other documents relating to the Pledged Collateral of such Pledgor;

                           (viii) to execute and deliver and/or file all
                  assignments, conveyances, statements, financing statements, continuation statements, pledge agreements, affidavits, notices and other agreements, instruments and documents that the Administrative Agent may determine necessary in order to perfect and maintain the security interests and Liens granted in this Pledge Agreement and in order to fully consummate all of the transactions contemplated herein;

                           (ix) to exchange any of the Pledged Collateral of
                  such Pledgor or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Pledged Collateral of such Pledgor with any committee, depository, transfer agent, registrar or other designated agency upon such terms as the Administrative Agent may determine;

                           (x) to vote for a shareholder, partner or member
                  resolution, or to sign an instrument in writing, sanctioning the transfer of any or all of the Pledged Collateral of such Pledgor into the name of the Administrative Agent or into the name of any transferee to whom the Pledged Collateral of such Pledgor or any part thereof may be sold pursuant to Section 9 hereof; and

                           (xi) to do and perform all such other acts and things
                  as the Administrative Agent may reasonably deem to be necessary, proper or convenient in connection with the Pledged Collateral of such Pledgor.

         This power of attorney is a power coupled with an interest and shall be irrevocable for so long as any of the Secured Obligations (other than contingent indemnity obligations that survive termination of the Credit Documents pursuant to the stated terms thereof) remain outstanding, any Credit Document or Secured Hedging Agreement is in effect, and until all of the Commitments shall have been terminated. The Administrative Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Administrative Agent in this Pledge Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Administrative Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Administrative Agent solely to perfect, protect, preserve and realize upon its security interest in the Pledged Collateral.

                  (b) Assignment by the Administrative Agent. The Administrative Agent may from time to time assign the Secured Obligations or any portion thereof and/or the Pledged Collateral or any portion thereof to a successor Administrative Agent, and the assignee shall be entitled to all of the rights and remedies of the Administrative Agent under this Pledge Agreement in relation thereto.

                  (c) The Administrative Agent's Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Pledged Collateral while being held by the Administrative Agent hereunder, the Administrative Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that Pledgors shall be responsible for preservation of all rights in the Pledged Collateral of such Pledgor, and the Administrative Agent shall be relieved of all responsibility for the Pledged Collateral upon surrendering it or tendering the surrender of it to the Pledgors. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Administrative Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Administrative Agent has or is deemed to have knowledge of such matters; or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

                  (d) Voting Rights in Respect of the Pledged Collateral.

                           (i) So long as no Event of Default shall have
                  occurred and be continuing, to the extent permitted by law, each Pledgor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral of such Pledgor or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement or the Credit Agreement; provided, however, that Pledgor shall not exercise or shall refrain from exercising any such right if the Administrative Agent shall have notified the Pledgor that, in the Administrative Agent's judgment, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof.

                           (ii) Subject to any necessary consent or approval by
                  the applicable Gaming Authorities and upon the occurrence and during the continuance of a Default or an Event of Default, all rights of a Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to paragraph (i) of this subsection (d) shall cease and all such rights shall thereupon become vested in the Administrative Agent which shall then have the sole right to exercise such voting and other consensual rights.

                  (e) Dividend and Distribution Rights in Respect of the Pledged Collateral.

                           (i) So long as no Event of Default shall have
                  occurred and be continuing, each Pledgor may receive and retain any and all dividends (other than dividends payable in the form of Equity Interest and other dividends constituting Pledged Collateral which are required to be delivered to the Administrative Agent pursuant to Section 4 above), distributions or interest paid in respect of the Pledged Collateral to the extent they are allowed under the Credit Agreement.

                           (ii) Upon the occurrence and during the continuation
                  of an Event of Default:

                                    (A) all rights of a Pledgor to receive the
                           dividends, distributions and interest payments which it would otherwise be authorized to receive and retain pursuant to paragraph (i) of this subsection
                           (e) shall cease and all such rights shall thereupon be vested in the Administrative Agent which shall then have the sole right to receive and hold as Pledged Collateral such dividends, distributions and interest payments; and

                                    (B) all dividends, distributions and
                           interest payments which are received by a Pledgor contrary to the provisions of clause (A) of this subsection (ii) shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other property or funds of such Pledgor, and shall be forthwith paid over to the Administrative Agent as Pledged Collateral in the exact form received, to be held by the Administrative Agent as Pledged Collateral and as further collateral security for the Secured Obligations.

                  (f) Release of Pledged Collateral. The Administrative Agent may release any of the Pledged Collateral from this Pledge Agreement or may substitute any of the Pledged Collateral for other Pledged Collateral without altering, varying or diminishing in any way the force, effect, Lien, pledge or security interest of this Pledge Agreement as to any Pledged Collateral not expressly released or substituted, and this Pledge Agreement shall continue as a first priority Lien on all Pledged Collateral not expressly released or substituted.

         11. Application of Proceeds. After the exercise of remedies by the Administrative Agent or the Lenders pursuant to Section 7.2 of the Credit Agreement (or after the Commitments shall automatically terminate and the Loans (with accrued interest thereon) and all other amounts under the Credit Documents shall automatically become due and payable in accordance with the terms of such Section), any proceeds of the Pledged Collateral, when received by the Administrative Agent, any of the Lenders or any Hedging Agreement Provider in cash or its equivalent, will be applied in reduction of the Secured Obligations in the order set forth in Section 2.11(b) of the Credit Agreement, and each Pledgor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Administrative Agent shall have the continuing and exclusive right to apply and reapply any and all such proceeds in the Administrative Agent's sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

         12. Indemnification and Costs and Expenses. The Pledgors shall indemnify the Administrative Agent and the Lenders and pay all costs and expenses of the Administrative Agent and the Lenders in accordance with Section
9.5 of the Credit Agreement.

         13. Continuing Agreement.

                  (a) This Pledge Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Secured Obligations (other than contingent indemnity obligations that survive termination of the Credit Documents pursuant to the stated terms thereof) remain outstanding, any Credit Document or Secured Hedging Agreement is in effect, and until all of the Commitments shall have been terminated. Upon such payment and termination, this Pledge Agreement shall be automatically terminated and the Administrative Agent and the Lenders shall, upon the request and at the expense of the Pledgors, forthwith release all of the Liens and security interests granted hereunder and shall deliver all UCC termination statements and/or other documents reasonably requested by the Pledgors evidencing such termination. Notwithstanding the foregoing, all releases and indemnities provided hereunder shall survive termination of this Pledge Agreement.

                  (b) This Pledge Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including, without limitation, any reasonable legal fees and disbursements) incurred by the Administrative Agent or any Lender in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

         14. Amendments; Waivers; Modifications. This Pledge Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 9.1 of the Credit Agreement.

         15. Successors in Interest. This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and shall be binding upon each Pledgor, its successors and assigns and shall inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and the Lenders and their successors and permitted assigns; provided, however, that none of the Pledgors may assign its rights or delegate its duties hereunder without the prior written consent of each Lender or the Required Lenders, as required by the Credit Agreement. To the fullest extent permitted by law, each Pledgor hereby releases the Administrative Agent and each Lender, each of their respective officers, employees and agents and each of their respective successors and assigns, from any liability for any act or omission relating to this Pledge Agreement or the Pledged Collateral, except for any liability arising from the gross negligence or willful misconduct of the Administrative Agent or such Lender or their respective officers, employees and agents, in each case as determined by a court of competent jurisdiction.

         16. Notices. All notices required or permitted to be given under this Pledge Agreement shall be in conformance with Section 9.2 of the Credit Agreement.

         17. Counterparts. This Pledge Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Pledge Agreement to produce or account for more than one such counterpart. Delivery of executed counterparts of the Pledge Agreement by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original shall be delivered upon the request of the Administrative Agent.

         18. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning, construction or interpretation of any provision of this Pledge Agreement.

         19. Governing Law; Submission to Jurisdiction and Service of Process; Waiver of Jury Trial; Venue. THIS PLEDGE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The terms of Sections 9.13 and 9.16 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

         20. Severability. If any provision of this Pledge Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

         21. Entirety. This Pledge Agreement, the other Credit Documents and any Secured Hedging Agreement represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to this Pledge Agreement, the other Credit Documents, any such Secured Hedging Agreement or the transactions contemplated herein and therein.

         22. Survival. All representations and warranties of the Pledgors hereunder shall survive the execution and delivery of this Pledge Agreement, the other Credit Documents and any Secured Hedging Agreement, the delivery of the Notes and the making of the Loans and the issuance of the Letters of Credit under the Credit Agreement.

         23. Joint and Several Obligations of Pledgors.

                  (a) Each of the Pledgors is accepting joint and several liability hereunder in consideration of the financial accommodations to be provided by the Lenders under the Credit Agreement, for the mutual benefit, directly and indirectly, of each of the Pledgors and in consideration of the undertakings of each of the Pledgors to accept joint and several liability for the obligations of each of them.

                  (b) Each of the Pledgors, jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Pledgors with respect to the payment and performance of all of the Secured Obligations arising under this Pledge Agreement, the other Credit Documents and any Hedging Agreement, it being the intention of the parties hereto that all the Secured Obligations shall be the joint and several obligations of each of the Pledgors without preferences or distinction among them.

                  (c) Notwithstanding any provision to the contrary contained herein, in any other of the Credit Documents or in any Secured Hedging Agreement, to the extent the obligations of a Pledgor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of such Pledgor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).

         24. Rights of Required Lenders. All rights of the Administrative Agent hereunder, if not exercised by the Administrative Agent, may be exercised by the Required Lenders.

         25. Regulatory Requirements. Notwithstanding anything to the contrary contained herein or in any of the other Credit Documents, the Administrative Agent, on behalf of itself and the Lenders, expressly acknowledges and agrees that the exercise of its rights and remedies under this Pledge Agreement with respect to the Pledged Collateral issued by and with respect to Riviera Black Hawk, Inc., a Colorado corporation (the "Pledged Gaming Collateral"), is subject to the mandatory provisions of the Gaming Laws. Specifically, Administrative Agent acknowledges and agrees that:

                  (a) In the event that the Administrative Agent exercises one or more of the remedies set forth in this Pledge Agreement with respect to any Pledged Gaming Collateral, including, without limitation, foreclosure or transfer of any interest in the Pledged Gaming Collateral (except back to the applicable Pledgor), the exercise of voting and consensual rights, and any other resort to or enforcement of the security interest in the Pledged Gaming Collateral, such action shall require the separate and prior approval of the Colorado Gaming Authorities and the licensing of the Administrative Agent, unless such licensing requirement is waived by the Colorado Gaming Authorities.

                  (b) The approval by the Colorado Gaming Authorities of this Pledge Agreement, or any amendment hereto, is not, and shall not be construed as, the approval, either express or implied, of the Administrative Agent to take any actions provided for in this Pledge Agreement for which approval by the Colorado Gaming Authorities is required, without first obtaining such prior and separate approval, to the extent required by the Gaming Laws.






                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                             Pledge Agreement
                          RIVIERA HOLDINGS CORPORATION
                          CREDIT PARTY PLEDGE AGREEMENT

         Each of the parties hereto has caused a counterpart of this Pledge Agreement to be duly executed and delivered as of the date first above written.


PLEDGORS:              RIVIERA HOLDINGS CORPORATION,
--------
                      a Nevada corporation


                       By:
                          ------------------------------------
                       Name:
                       Title:


                       RIVIERA OPERATING CORPORATION,
                       a Nevada corporation


                       By:
                          ------------------------------------
                       Name:
                       Title:


                       RIVIERA BLACK HAWK, INC.,
                       a Colorado corporation


                       By:
                          ------------------------------------
                       Name:
                       Title:


                       RIVIERA GAMING MANAGEMENT OF COLORADO, INC., a Colorado corporation


                       By:
                          ------------------------------------
                       Name:
                       Title:

                       RIVIERA GAMING MANAGEMENT, INC., a Nevada corporation


                       By:
                          ------------------------------------
                       Name:
                       Title:

Accepted and agreed to as of the date first above written.

                        WACHOVIA BANK, NATIONAL ASSOCIATION,
                        as Administrative Agent


                        By:
                           -----------------------------------------
                        Name:
                        Title:

CHAR1\991007v9




CHAR1\991007v9



                                  SCHEDULE 2(A)

                             PLEDGED EQUITY INTEREST

Pledgor: Riviera Gaming Management, Inc.

Name of Subsidiary     Number of Shares  Certificate Number Percentage Ownership
------------------     ----------------  ------------------ --------------------
Riviera Gaming
Management of Colorado, Inc.     1,000          1                   100%






Pledgor:  Riviera Operating Corporation

Name of Subsidiary    Number of Shares  Certificate Number  Percentage Ownership
------------------    ----------------  ------------------  --------------------
Riviera Black Hawk, Inc.   1,000               1                   100%

                                    EXHIBIT A


                             Irrevocable Stock Power


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to ________________________ [the following shares of capital stock of]
[all  of  the  membership  interests  in]  [_____________________],   a
[____________] [corporation] [limited liability company]:

                           [No. of Shares Certificate No.]



and irrevocably appoints __________________________________ its agent and attorney-in-fact to transfer all or any part of such capital stock or equity interest and to take all necessary and appropriate action to effect any such transfer. The agent and attorney-in-fact may substitute and appoint one or more persons to act for him.

                                [---------------],
                                a [___________________]

                                By:
                                   -----------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------